Summary Prospectus Supplement	February 28, 2017

Putnam Diversified Income Trust
Summary Prospectus dated January 30, 2017

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

The prospectus is supplemented as follows to add information about class T shares. Class T shares of the fund are not currently available for purchase.

The front cover page is supplemented to add class T shares to the list of shares to which the prospectus relates, and to indicate that the fund symbol for class T shares is pending.

The following information replaces similar disclosure for the fund under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 15 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

The following information is added to similar disclosure for the fund under Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as a percentage
	imposed on purchases (as a	of original purchase price or redemption proceeds,
Share class	percentage of offering price)	whichever is lower)

Class T	2.50%	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution and		Total annual fund
Share class	Management fees	service (12b-1) fees	Other expenses	operating expenses

Class T	0.54%	0.25%	0.21%<	1.00%

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class T	$349	$560	$789	$1,444

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are D. William Kohli, Michael Atkin, Robert Davis, Brett Kozlowski, Michael Salm and Paul Scanlon.

Mr. Davis and Mr. Kozlowski joined the portfolio team for the fund in February 2017 and are Portfolio Managers.

305255 2/17

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS R6	CLASS Y
	PDINX	PSIBX	PDVCX	PDVMX	PDVRX	PDVGX	PDVYX

Putnam Diversified Income Trust

Summary prospectus

1 | 30 | 17

A world of investing.®

Putnam INVESTMENTS

Putnam Diversified Income Trust

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 1/30/17, are incorporated by reference into this summary prospectus.

Goal

Putnam Diversified Income Trust seeks as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 15 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.25%	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.54%	0.25%	0.21%	1.00%
Class B	0.54%	1.00%	0.21%	1.75%
Class C	0.54%	1.00%	0.21%	1.75%
Class M	0.54%	0.50%	0.21%	1.25%
Class R	0.54%	0.50%	0.21%	1.25%
Class R6	0.54%	N/A	0.11%	0.65%
Class Y	0.54%	N/A	0.21%	0.75%

*  Applies only to certain redemptions of shares bought with no initial sales charge.

**  This charge is phased out over six years.

***  This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$498	$706	$930	$1,576
Class B	$678	$851	$1,149	$1,864
Class B (no redemption)	$178	$551	$949	$1,864
Class C	$278	$551	$949	$2,062
Class C (no redemption)	$178	$551	$949	$2,062
Class M	$448	$709	$989	$1,787
Class R	$127	$397	$686	$1,511
Class R6	$66	$208	$362	$810
Class Y	$77	$240	$417	$930

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 835%.

Investments, risks, and performance

Investments

We invest mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/16)

Share class	1 year	5 years	10 years
Class A before taxes	0.90%	3.75%	3.19%
Class A after taxes on distributions	–1.50%	1.77%	0.62%
Class A after taxes on distributions and sale of fund shares	0.42%	1.99%	1.34%
Class B before taxes	–0.74%	3.49%	3.01%
Class C before taxes	3.26%	3.82%	2.80%
Class M before taxes	1.44%	3.64%	3.01%
Class R before taxes	4.79%	4.35%	3.29%
Class R6 before taxes*	5.37%	4.92%	3.85%
Class Y before taxes	5.37%	4.88%	3.83%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Citigroup Non-U.S. World Government Bond Index (no deduction for fees, expenses or taxes)	1.81%	–1.94%	2.54%
JPMorgan Developed High Yield Index (no deduction for fees, expenses or taxes)	18.22%	7.65%	7.77%

*  Performance for class R6 shares prior to its inception (11/1/13) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

D. William Kohli
Chief Investment Officer, Fixed
Income, portfolio manager of the fund
since 1994

Michael Atkin
Portfolio Manager, portfolio manager
of the fund since 2007

Michael Salm
Co-Head of Fixed Income, portfolio
manager of the fund since 2011

Paul Scanlon
Co-Head of Fixed Income, portfolio
manager of the fund since 2005

Sub-advisor

Putnam Investments Limited*

*  Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

NP028 304567 1/17 Putnam Retail Management